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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 22, 2004

                                 LIFEPOINT, INC.

             (Exact name of registrant as specified in its charter)

DELAWARE                                                  #33-0539168
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(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                            Identification Number)

1205 S. Dupont Street, Ontario, California                 91761
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(Address of Principal Executive Offices)                   (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code


Item 1.01         Entry into a Material Definitive Agreement

         LifePoint, Inc. issued a press release dated November 22, 2004 announcing the closing of an equity private placement of Series E Preferred Convertible Stock and warrants. The press release is attached in its entirety as exhibit 99.1.

Item 9.01    Financial Statements and Exhibits


      (c)    Exhibits

      99.1   Copy of press release dated November 22, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.

                                            LIFEPOINT, INC.
                                            (Registrant)

Date: November 22, 2004                     By /s/ Craig S. Montesanti
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                                               Craig S. Montesanti
                                               Chief Accounting Officer



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